PROMISSORY NOTE

$3,000.00 6/7/2010

FOR VALUE RECEIVED, the undersigned promises to pay to the order of Molly Country, an individual residing in the State of California, the sum of THREE THOUSAND dollars ($3,000.00), together with interest of 6% per annum on the unpaid balance. The entire principal and any accrued interest shall be fully and immediately due and payable on or before June 7, 2013.

Upon default in making payment within 30 days of demand, and providing this note is turned over for collection, the undersigned agree to pay all reasonable legal fees and costs of collection to the extent permitted by law. This note shall take effect as a sealed instrument and be enforced in accordance with the laws of the State of California. All parties to this note waive presentment, notice of non-payment, protest and notice of protest, and agree to remain fully bound notwithstanding the release of any party, extension or modification of terms, or discharge of any collateral for this note.

NOTICE TO BORROWER: THIS NOTE IS DUE AND PAYABLE THREE YEARS FROM DATE THEREOF AND SO MAY BE COLLECTED BY THE LENDER AT ANY TIME THEREAFTER. A NEW NOTE MUTUALLY AGREED UPON AND SUBSEQUENTLY ISSUED MAY CARRY A HIGHER OR LOWER RATE OF INTEREST.

/s/ Subprime Advantage, Inc._____________
Subprime Advantage, Inc.

_/s/ Molly Country
Molly Country

Witnessed:

______________________________________

[Witness’s signature]

______________________________________

[Witness’s typed or printed name]

EX. 10-4